                                                                    EXHIBIT 10.3

                      AMENDMENT NO. 1 TO PURCHASE AGREEMENT


         THIS AMENDMENT NO. 1 TO PURCHASE AGREEMENT (the "Amendment"), dated as of March 5, 2003 amends that certain Purchase Agreement (the "Purchase Agreement"), dated as of February 12, 2003, by and among Indus International, Inc., a Delaware corporation; SCT Utility Systems, Inc., a Delaware corporation (the "Company"), Systems & Computer Technology Corporation, a Delaware corporation and the indirect parent of the Company, SCT Financial Corporation, a Delaware corporation and the direct parent of the Company, SCT Property, Inc., a Delaware corporation; SCT International Limited, a limited liability corporation organized under the laws of England and Wales; SCT Technologies (Canada) Inc., a company organized and existing under the laws of the Province of Ontario, Canada; SCT Software & Resource Management Corporation, a Delaware corporation; and Systems & Computer Technology International B.V., a corporation organized under the laws of the Netherlands.

                                    PREAMBLE

         Each of the Parties has entered into the Purchase Agreement, and each of the Parties desires to amend the Purchase Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the above and the agreements set forth herein, the Parties agree as follows:

         1. The text of Section 2.3(a) of the Purchase Agreement is hereby deleted and replaced in its entirety with the following:

                           "(a) Purchase Price. Subject to the adjustments set forth in this Section 2.3, the consideration to be paid by Purchaser to the Sellers for the Shares and the Purchased Assets is Thirty Nine Million Thirty Five Thousand Dollars ($39,035,000) ($29,035,000 of
                           which is payable in cash by wire transfer of immediately available funds and $10,000,000 of which is payable pursuant to the SCT Note) (collectively, the "Purchase Price")."

         2. Schedule 2.1(b)(i) hereto is hereby amended to include the SCT Utilities Sales Booth in addition to those items of Purchased Personal Property listed on such Schedule on the date of the Purchase Agreement.

         3. Schedule 2.1(b)(iv) hereto is hereby amended to include those Contracts listed on Schedule A hereto in addition to those Contracts listed on such Schedule on the date of the Agreement.

         4. The following is hereby inserted into the Purchase Agreement as Section 3.14(g):
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                           "(g) The Banner General computer software program
                           that is used in the operation of the Business and imbedded in the Company's software licensed to its customers (the "Banner General Software") has not violated or infringed, and is not violating or infringing upon, any Intellectual Property of a Third Party. No Person has asserted to the Company or any Seller, in writing, a claim of such infringement, violation or unlawful or wrongful use. The Company and each Seller, as applicable, has taken commercially reasonable measures to enforce, maintain and protect the interests and rights to the Banner General Software. Neither the Company nor any Seller is obligated to make or has incurred any Liabilities to make, any payments for royalties, fees or otherwise to any Person for the acquisition or license of any of the Banner General Software from such Person. All trademarks, trade names, service marks, assumed names and copyrights and all registrations thereof included in or related to the Banner General Software are valid and subsisting. Neither the Company nor any of the Sellers has any Knowledge of any infringement or misappropriation of the Banner General Software."

         5. The text of Section 6.17 of the Purchase Agreement is hereby deleted and replaced in its entirety with the following:


                           "6.17 LICENSE. The Sellers shall have entered into one or more license agreements pursuant to which the Sellers will license certain rights to the Company, including those rights set forth on Schedules 5.17(b.1) and 5.17(b.2), on the terms set forth in
                           Section 5.17(b) and other terms mutually acceptable to the Parties (collectively, the "License Agreement").

         6. The text of Section 10.1(a)(iii) of the Purchase Agreement is hereby deleted and replaced in its entirety with the following:

                           "(iii) any matter relating to the claim brought by KPMG Consulting, Inc. against the Company in the circuit court of the eleventh judicial circuit, case number 02-14170 CA10, or the Contract underlying such claim as it relates to Miami-Dade County; and any matter relating to the claim brought by Allegheny County Sanitary Authority against Deloitte & Touche LLP and Deloitte Consulting LLC in the court of common pleas of Allegheny county, Pennsylvania, case number 00-8729 (the "ALCOSAN Complaint") or any claim against the Company arising from the facts and circumstances asserted in the ALCOSAN Complaint; and any matter relating to the claim brought by Integral Energy Australia against the Company in the


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                           Supreme Court of New South Wales, Australia, case
                           number 20239/01, or the Contract underlying such claim;"

         7. The following is hereby inserted into the Purchase Agreement as Section 10.4(e):

                  "(e) Notwithstanding the terms of Section 10.3, or any other subsection of Section 10.4, of this Purchase Agreement, SCT shall have, at its sole cost and expense, the sole and exclusive right to control the defense of the claims enumerated in Section 10.1(a)(iii) of this Purchase Agreement and neither the Company nor the Purchaser shall have any right to participate in the defense of, or settle, such claims without the prior written consent of SCT."

         8. The following is hereby inserted into the Purchase Agreement as Section 10.10:

                           "10.10 SURVIVAL. Subject to the time limitations set forth in Section 10.6(a), all representations, warranties, covenants and agreements contained in this Agreement or any Transaction Document shall survive the Closing, except that the representations, warranties, covenants and agreements contained in the SCT Note, the SCT Mortgage, the SCT Guaranty, the License Agreement and the Transition Services Agreement shall be effective for the periods specified in such agreements."

         9.       The following text is hereby added as a disclosure listed on
                  Schedule 3.21 to the Purchase Agreement in addition to the other disclosures listed thereon on the date of the Agreement:

                           "A Claim has been brought by Integral Energy
                           Australia against the Company in the Supreme Court of New South Wales, Australia, case number 20239/01."

         10. The Parties hereby further agree that the delivery of the License Agreement at the Closing shall (a) satisfy the covenants of Sellers in Section 5.17(b) and (ii) fulfill the condition precedent set forth in Section 6.17 of the Purchase Agreement.

         11. The Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Capitalized terms used but not otherwise defined in the Amendment shall have the meaning assigned to them in the Purchase Agreement.

         12. The Amendment will be governed by and construed under the laws of the State of Delaware without regard to principles pertaining to conflict of laws.


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         13.      Except as specifically amended hereby, the Purchase Agreement shall remain in full force and effect as is hereby ratified and confirmed.

                       [Signatures on the following page]



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         IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first written above.

                                  INDUS INTERNATIONAL, INC.


                                  By:   /s/ Thomas R. Madison
                                     ------------------------------------------
                                  Name:  Thomas R. Madison
                                  Title: Chief Executive Officer


                                  SYSTEMS & COMPUTER TECHNOLOGY CORPORATION

                                  By:   /s/ Eric Haskell
                                     ------------------------------------------
                                  Name:  Eric Haskell
                                  Title: Executive Vice President


                                  SCT UTILITY SYSTEMS, INC.

                                  By:   /s/ Eric Haskell
                                     ------------------------------------------
                                  Name:  Eric Haskell
                                  Title: Senior Vice President


                                  SCT FINANCIAL CORPORATION

                                  By:   /s/ Eric Haskell
                                     ------------------------------------------
                                  Name:  Eric Haskell
                                  Title: Senior Vice President


                                  SCT PROPERTY, INC.

                                  By:   /s/ Eric Haskell
                                     ------------------------------------------
                                  Name:  Eric Haskell
                                  Title: Senior Vice President


                                  SCT INTERNATIONAL LIMITED

                                  By:   /s/ Eric Haskell
                                     ------------------------------------------
                                  Name:  Eric Haskell
                                  Title: Director



                  [Signatures continued on the following page]



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                                SCT TECHNOLOGIES (CANADA), INC.

                                By:   /s/ Eric Haskell
                                   ------------------------------------------
                                Name:  Eric Haskell
                                Title: Senior Vice President


                                SCT SOFTWARE & RESOURCE MANAGEMENT CORPORATION

                                By:   /s/ Eric Haskell
                                   ------------------------------------------
                                Name:  Eric Haskell
                                Title: Senior Vice President


                                SYSTEMS & COMPUTER TECHNOLOGY INTERNATIONAL B.V.

                                By:   /s/ Eric Haskell
                                   ------------------------------------------
                                Name:  Eric Haskell
                                Title: Director





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                                   SCHEDULE A

         The promissory notes issued by Kimberly S. Harmon, Kimberly Finch, Toya Brown-Wallace, Janice M. Hine, Dennis Hagley, Pam Austin, Rebecca Kenneally, Keith Loftis, Edith Mercado, Reginal S. Breedlove , Kerry Stillinger, Amy E. Michaels and Tommy Rountree in favor of SCT.

         All Invention Assignment and Confidentiality Agreements (or similar agreements) among Systems & Computer Technology Corporation and/or its subsidiaries and any Hired Employee.

         Release and Separation Agreement dated May 31, 2002 by and between Jeffrey Martini and Systems & Computer Technology Corporation.



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